SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 19, 2015
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
__________________

Item 7.01    Regulation FD Disclosure

At Principal Financial Group, Inc.’s (the “Company”) investor workshop held on November 6, 2015, enhancements to the Company’s financial supplement, which will go into effect for fourth quarter 2015 results, were discussed. Immediately thereafter, a reformatted financial supplement using historical financial results was provided for illustrative purposes.

At the request of investors, the Company is providing on its Investor Relations website at www.principal.com/investor additional historical financial information for illustrative purposes presented in the same configuration as the reformatted financial supplement made available on November 6, 2015. To learn more about the changes to the Company’s financial supplement, please listen to the audio webcast or read the transcript of the Company’s November 6, 2015 investor workshop (with accompanying presentation materials) on the Company’s Investor Relations website at www.principal.com/investor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ John Egan

Name:	John Egan

Title:	Vice President - Investor Relations

Date:    November 19, 2015